Prospectus, May 1, 2008

Evergreen
Variable Annuity Funds

Evergreen VA Balanced Fund *
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund †
Class 1
*  Effective on or about May 30, 2008, Evergreen VA Balanced Fund will be renamed Evergreen VA Diversified Capital Builder Fund.†  Shares of Evergreen VA Special Values Fund are available for purchases only by certain investors. Please see the section entitled "How to Buy and Redeem Shares" for more information.The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES: Overview of Fund Risks
Evergreen VA Balanced Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund
GENERAL INFORMATION: The Funds' Investment Advisor
The Funds' Portfolio Managers
Pricing
How to Choose the Share Class that Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Dividends and Distributions
Taxes
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397. The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities as described in this prospectus. The Funds' portfolio manager(s) may consider selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment approaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate. Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:
  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

Small- and Medium-sized Companies Risk

Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Credit Risk

Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

U.S. Government Securities Risk

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations ("CMOs") issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or the FHLB, are backed by the full faith and credit of the U.S. government. Fannie Mae, Freddie Mac and the FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

Derivatives Risk

A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

Convertible Securities Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

Emerging Market Risk

A Fund may invest in securities of companies in "emerging market" countries, which entails special risks. Emerging market countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

Foreign Currency Transactions Risk

Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

VA Balanced Fund

FUND FACTS:

Goals:

  Capital Growth
  Current Income

Principal Investments:

  Common and Preferred Stocks
  Investment Grade and Below Investment Grade Debt Securities

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Margaret D. Patel

Distribution Payment Schedule:

  Annually

INVESTMENT GOALS

The Fund seeks capital growth and current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1. The Fund invests in a portfolio of equity and debt securities chosen for the potential for current income and capital growth. The proportion of the Fund's assets invested in fixed income and equity securities changes based on the portfolio manager's assessment of economic conditions and investment opportunities. The equity portion of the Fund may include principally common and preferred stocks of U.S. companies across a broad range of market capitalizations, but will generally maintain a dollar-weighted average market capitalization within the market capitalization range tracked by the Russell 1000® Index. As of its last reconstitution in June 2007, the Russell 1000® Index has a market capitalization range of approximately $1.5 billion to $472.5 billion. The portfolio manager will seek out companies that she believes have strong fundamental attributes and growth prospects with valuations that leave ample room for capital appreciation. Through May 29, 2008, the Fund normally invests at least 25% of its assets in fixed income securities. Effective May 30, 2008, the Fund generally expects to invest approximately 10-30 percent of its assets in fixed income securities. The Fund's fixed income investments may include U.S. government securities, corporate bonds, convertible bonds, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations (CMOs) and other income producing securities. The Fund may invest without limit in securities rated below investment grade (or unrated securities determined by the portfolio manager to be of comparable quality). The Fund generally expects that the dollar-weighted average duration of its fixed income securities will normally be between two and six years, while the dollar-weighted average maturity is expected to be longer than the dollar-weighted average duration. The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under "Additional Information on Securities and Investment Practices" in the Statement of Additional Information (SAI). For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes. The Fund can invest up to 25% of its assets in foreign equity and foreign fixed income securities. For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk
  Mortgage- and Asset-Backed Securities Risk
  U.S. Government Securities Risk
  Derivatives Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk
For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
10.63	10.64	- 4.93	- 8.57	- 9.66	15.78	6.31	5.29	9.85	6.68
Best Quarter:	4th Quarter 1998	+ 11.68%
Worst Quarter:	1st Quarter 2001	- 8.83%
Year-to-date total return as of 3/31/2008 is -8.59%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000® Index (Russell 1000) and the S&P 500® Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index. Average Annual Total Return
(for the period ended 12/31/2007)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	6.68%	8.72%	3.85%	6.68%
LBABI		6.97%	4.42%	5.97%	6.21%
Russell 1000		5.77%	13.43%	6.20%	9.18%
S&P 500		5.49%	12.83%	5.91%	9.00%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.30%
12b-1 Fees	0.00%
Other Expenses	0.22%
Acquired Fund Fees and Expenses [1]	0.02%
Total Annual Fund Operating Expenses [1]	0.54%
1.  The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses. The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 55
3 years	$ 173
5 years	$ 302
10 years	$ 677

VA Fundamental Large Cap Fund

FUND FACTS:

Goals:

  Capital Growth
  Current Income

Principal Investment:

  Large-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Walter T. McCormick, CFA
  Emory W. (Sandy) Sanders, Jr., CFA

Distribution Payment Schedule:

  Annually

INVESTMENT GOALS

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1. The Fund normally invests at least 80% of its assets in the common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 1000® Index. As of its last reconstitution in June 2007, the Russell 1000® Index had a market capitalization range of approximately $1.5 billion to $472.5 billion. The Fund earns current income from dividends paid on equity securities and may seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may invest up to 20% of its assets in foreign securities. The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio managers believe are currently undervalued in the marketplace. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. The Fund's portfolio managers utilize an intrinsic value approach to look for companies that they believe are temporarily undervalued in the marketplace, sell at a discount to their asset values, or display certain characteristics such as a return premium to cost of capital or a sustainable competitive advantage in their industry. For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Foreign Investment Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk
For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
4.77	18.57	- 0.30	- 12.16	- 15.41	30.14	9.21	9.01	12.67	8.29
Best Quarter:	2nd Quarter 2003	+ 15.73%
Worst Quarter:	3rd Quarter 2001	- 18.56%
Year-to-date total return as of 3/31/2008 is -10.24%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the S&P 500® Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index. Average Annual Total Return
(for the period ended 12/31/2007)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	8.29%	13.58%	5.69%	9.05%
S&P 500		5.49%	12.83%	5.91%	9.00%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.58%
12b-1 Fees	0.00%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.75%
The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 77
3 years	$ 240
5 years	$ 417
10 years	$ 930

VA Growth Fund

FUND FACTS:

Goal:

  Long-term Capital Growth

Principal Investment:

  Small- and Mid-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Managers:

  Linda Z. Freeman, CFA
  Jeffrey S. Drummond, CFA
  Edward Rick, CFA
  Jeffrey Harrison, CFA
  Paul Carder, CFA

Distribution Payment Schedule:

  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1. The Fund seeks to achieve its goal by normally investing at least 75% of its assets in common stocks of small- and medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Growth Index, measured at the time of purchase). As of its last reconstitution in June 2007, the Russell 2000® Growth Index had a market capitalization range of approximately $125 million to $3.3 billion. The remaining portion of the Fund's assets may be invested in companies of any size. The Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will generally seek to purchase stocks of companies that have demonstrated earnings growth potential which they believe is not yet reflected in the stock's market price. The Fund's portfolio managers consider potential earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments. For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/3/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	21.21	13.27	- 6.68	- 26.91	38.99	13.86	6.52	11.04	11.05
Best Quarter:	4th Quarter 1999	+ 30.97%
Worst Quarter:	3rd Quarter 2001	- 22.04%
Year-to-date total return as of 3/31/2008 is -15.83%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index. Average Annual Total Return
(for the period ended 12/31/2007)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/3/1998
Class 1	3/3/1998	11.05%	15.76%	N/A	6.07%
Russell 2000 Growth		7.05%	16.50%	N/A	3.67%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.70%
12b-1 Fees	0.00%
Other Expenses [1]	0.21%
Total Annual Fund Operating Expenses [1]	0.91%
1.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 93
3 years	$ 290
5 years	$ 504
10 years	$ 1,120

VA International Equity Fund

FUND FACTS:

Goals:

  Long-term Capital Growth
  Modest Income

Principal Investment:

  Equity Securities of Non-U.S. Companies in Developed Markets

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Francis X. Claro, CFA

Distribution Payment Schedule:

  Annually

INVESTMENT GOALS

The Fund seeks long-term capital growth and secondarily, modest income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1. The Fund will normally invest at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks, among other things, companies that the portfolio manager believes are undervalued in the marketplace compared to their assets. The Fund normally intends to seek modest income from dividends paid by its equity holdings. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
  Foreign Investment Risk
  Emerging Market Risk
An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. The Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a larger number of countries. For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 8/17/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	38.22	- 5.06	- 18.18	- 10.47	31.32	19.21	16.00	23.16	15.00
Best Quarter:	4th Quarter 1999	+ 26.01%
Worst Quarter:	3rd Quarter 2002	- 15.56%
Year-to-date total return as of 3/31/2008 is -7.63%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index. Average Annual Total Return
(for the period ended 12/31/2007)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/17/1998
Class 1	8/17/1998	15.00%	20.80%	N/A	9.40%
MSCI EAFE Free		11.17%	21.59%	N/A	8.99%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.39%
12b-1 Fees	0.00%
Other Expenses	0.24%
Total Annual Fund Operating Expenses [1]	0.63%
1.  Effective January 1, 2009, the Fund's investment advisor has agreed to limit Total Annual Fund Operating Expenses to 0.75% through February 28, 2011. The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 64
3 years	$ 202
5 years	$ 351
10 years	$ 786

VA Omega Fund

FUND FACTS:

Goal:

  Long-term Capital Growth

Principal Investment:

  U.S. Common Stocks of Any Market Capitalization

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Aziz Hamzaogullari, CFA

Distribution Payment Schedule:

  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1. The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies of any market capitalization. The Fund’s portfolio manager employs a growth style of equity management that seeks to emphasize companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
22.25	47.24	- 12.46	- 14.79	- 25.38	40.04	7.21	3.85	6.02	11.96
Best Quarter:	4th Quarter 1999	+ 29.99%
Worst Quarter:	4th Quarter 2000	- 25.00%
Year-to-date total return as of 3/31/2008 is -9.94%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index. Average Annual Total Return
(for the period ended 12/31/2007)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 1	3/6/1997	11.96%	13.10%	6.37%	6.90%
Russell 1000 Growth		11.81%	12.10%	3.83%	5.42%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.52%
12b-1 Fees	0.00%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.71%
The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

VA Special Values Fund

FUND FACTS:

Goal:

  Capital Growth

Principal Investment:

  Small-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

  Class 1

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  James M. Tringas, CFA

Distribution Payment Schedule:

  Annually

INVESTMENT GOAL

The Fund seeks capital growth in the value of its shares.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1. The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Index, measured at the time of purchase). The Fund will seek to maintain a dollar-weighted average market capitalization that falls within the market capitalization range of the companies tracked by the Russell 2000® Index. As of its last reconstitution in June 2007, the Russell 2000® Index had a market capitalization range of approximately $125 million to $3.3 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization. The Fund's portfolio manager seeks to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio manager considers their intrinsic value. The Fund's portfolio manager looks specifically for various growth triggers, or catalysts, that will bring the stock's price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential. For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:
  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 5/1/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 1 Shares (%)
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	12.07	20.71	18.11	- 12.60	29.52	20.37	10.76	21.55	- 7.52
Best Quarter:	4th Quarter 2001	+ 22.32%
Worst Quarter:	3rd Quarter 2002	- 21.71%
Year-to-date total return as of 3/31/2008 is -4.13%.
The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund fees or expenses, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index. Average Annual Total Return
(for the period ended 12/31/2007)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/1/1998
Class 1	5/1/1998	- 7.52%	14.19%	N/A	10.53%
Russell 2000 Value		- 9.78%	15.80%	N/A	8.36%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.78%
12b-1 Fees	0.00%
Other Expenses [1]	0.19%
Total Annual Fund Operating Expenses [1]	0.97%
1.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 1
1 year	$ 99
3 years	$ 309
5 years	$ 536
10 years	$ 1,190

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $112.9 billion in assets for the Evergreen funds as of 12/31/2007. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of 12/31/2007. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For the fiscal year ended 12/31/2007, the aggregate advisory fee paid to EIMC by each Fund was as follows:
Fund	% of the Fund's average daily net assets
VA Balanced Fund	0.30%
VA Fundamental Large Cap Fund	0.58%
VA Growth Fund	0.70%
VA High Income Fund	0.50%
VA International Equity Fund	0.39%
VA Omega Fund	0.52%
VA Special Values Fund	0.78%
For a discussion regarding the considerations of the Funds' Board of Trustees in approving the applicable Fund's investment advisory agreement(s), please see each Fund's Annual Report for the fiscal year ended December 31, 2007. Legal Proceedings Pursuant to an administrative order issued by the Securities and Exchange Commission ("SEC") on September 19, 2007, Evergreen Investment Management Company, LLC ("EIMC"), Evergreen Investment Services, Inc. ("EIS"), Evergreen Service Company, LLC ("ESC" and together with EIMC and EIS, the "Evergreen Entities"), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds' prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC. In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds. Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' PORTFOLIO MANAGERS

VA Balanced Fund

Margaret D. Patel is a Managing Director and Senior Portfolio Manager for Evergreen's Fundamental Equity group. Ms. Patel has been with Evergreen and managed the fund since 2007. Previously she served as a Senior Vice President with Pioneer Investments (1999-2007).

VA Fundamental Large Cap Fund

The Fund is managed by Walter T. McCormick, CFA, who is the lead portfolio manager, and Emory W. (Sandy) Sanders, Jr., CFA. Mr. McCormick has managed the Fund since March 2002. Mr. McCormick is a Senior Vice President, Senior Portfolio Manager and head of the Value Equity team at EIMC. He originally joined a predecessor of EIMC in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. From April 2000 to March of 2002 he managed private portfolios. He rejoined EIMC in March 2002. Mr. Sanders is a Director, Portfolio Manager and Senior Equity Analyst with the Large Cap Equity Research team at EIMC. He has been with EIMC or one of it predecessors since 1997. Mr. Sanders has managed the Fund since 2007.

VA Growth Fund

Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, Jeffrey Harrison, CFA, and Paul Carder, CFA, are the co-managers of the Fund. Ms. Freeman has co-managed the Fund since its inception and has been co-lead portfolio manager of the Fund since December 2006. She is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. She joined EIMC in November 2000. Mr. Drummond has co-managed the Fund since its inception and has been co-lead portfolio manager of the Fund since December 2006. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. Mr. Rick has co-managed the Fund since its inception. He is a Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. Mr. Harrison has co-managed the Fund since March 1999. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. Paul Carder, CFA is a Portfolio Manager and Director with EIMC. He joined EIMC in September 2004 as an Analyst and became a Portfolio Manager in March 2007. From 2000 to 2004, he served as an Associate Equity Research Analyst for Wachovia Securities. Mr. Carder has managed the Fund since 2005.

VA International Equity Fund

Francis X. Claro, CFA, is a Senior Portfolio Manager and Managing Director who heads the International Small Cap Equity Unit of EIMC. He joined EIMC in 1994. Prior to joining EIMC, he served as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments. Mr. Claro has managed the Fund since 2007.

VA Omega Fund

Aziz Hamzaogullari, CFA, is Managing Director, Portfolio Manager and Director of Research with the Fundamental Equity Team at EIMC. He has been with EIMC since 2001. Prior to becoming Director of Research in 2003 he was a Senior Analyst. Mr. Hamzaogullari has managed the Fund since 2006.

VA Special Values Fund

James M. Tringas, CFA, is a Senior Portfolio Manager and Managing Director with the Value Equity Unit at EIMC. He has been with EIMC or one of its predecessors since 2002. Mr. Tringas has managed the Fund since 2002. The Statement of Additional Information (SAI) contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and elements of compensation.

PRICING

CALCULATING A FUND'S SHARE PRICE The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances. The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided. VALUING A FUND'S INVESTMENTS A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value. Valuing securities at a "fair value". If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market. The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds' fair value policies apply to all of the Evergreen funds, the amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the Fund's exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent. Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities. Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund's NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate. Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.847.5397 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the variable annuity contracts or variable life insurance policies. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the time that the Fund calculates its NAV. These financial service firms may charge transaction fees. Timing of Proceeds Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments. Closing of VA Special Values Fund After April 8, 2005, shares of Evergreen VA Special Values Fund are available for purchase only by existing shareholders, including qualified retirement plans and their successor plans and insurance companies that have entered into participation agreements relating to the Fund on or before April 8, 2005. This restriction may be eliminated at any time in the future, without prior notice to shareholders, and it may be waived by the Trustees of the Fund at any time for any purchaser or class of purchasers.

DIVIDENDS AND DISTRIBUTIONS

A Fund passes along to the separate accounts of participating insurance companies the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain. Distribution Payment Schedule. The frequency of dividend distributions for a Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. A Fund usually distributes long-term capital gains, if any, at least once a year, near the end of the calendar year.

TAXES

It is assumed that the shares of each Fund will be respected as owned by insurance company accounts; however, the IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for a Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control,” and such guidance could affect the treatment of a Fund, including retroactively. For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the contract or policy owner. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by each Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of each of the Funds is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. The separate accounts are not charged these fees directly; instead they are taken out before each Fund's NAV is calculated, and are expressed as a percentage of each Fund’s average daily net assets. Because these expenses are not charged directly to an insurance company separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in each Fund is reduced by the fees and expenses paid by each Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) each Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio. The Fund's Total Annual Fund Operating Expenses do not include expenses charged by participating insurance companies and their separate accounts.

PORTFOLIO TRADING COSTS

When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of “mark-up” is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities. A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more complete information regarding the amounts of such trades, please see the SAI. Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions.
VA Balanced Fund:
Total shares traded: [1]	18,175,841
Total dollars traded: [1]	$ 84,214,296
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 55,096
Total commissions as a percentage of average net assets:	0.08%
Commissions paid per $1,000 invested:	$ 0.76
1.  Only includes trades in which a commission was paid.
VA Fundamental Large Cap Fund:
Total shares traded: [1]	2,500,701
Total dollars traded: [1]	$ 103,806,536
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 88,302
Total commissions as a percentage of average net assets:	0.05%
Commissions paid per $1,000 invested:	$ 0.51
1.  Only includes trades in which a commission was paid.
VA Growth Fund:
Total shares traded: [1]	8,338,428
Total dollars traded: [1]	$ 208,741,890
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 295,688
Total commissions as a percentage of average net assets:	0.33%
Commissions paid per $1,000 invested:	$ 3.25
1.  Only includes trades in which a commission was paid.
VA International Equity Fund:
Total shares traded: [1]	105,436,168
Total dollars traded: [1]	$ 352,521,726
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $1.97
Total commissions paid:	$ 419,112
Total commissions as a percentage of average net assets:	0.14%
Commissions paid per $1,000 invested:	$ 1.38
1.  Only includes trades in which a commission was paid.
VA Omega Fund:
Total shares traded: [1]	2,105,650
Total dollars traded: [1]	$ 91,970,015
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 69,789
Total commissions as a percentage of average net assets:	0.06%
Commissions paid per $1,000 invested:	$ 0.61
1.  Only includes trades in which a commission was paid.
VA Special Values Fund:
Total shares traded: [1]	6,605,570
Total dollars traded: [1]	$ 142,742,126
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 215,111
Total commissions as a percentage of average net assets:	0.16%
Commissions paid per $1,000 invested:	$ 1.62
1.  Only includes trades in which a commission was paid.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Funds' independent registered public accounting firm, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which are available upon request.

VA Balanced Fund

Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 15.15	$ 14.13	$ 13.74	$ 13.04	$ 11.51
Income from investment operations
Net investment income (loss)	0.38 [1]	0.36 [1]	0.31 [1]	0.24 [1]	0.23
Net realized and unrealized gains or losses on investments	0.62	1.02	0.41	0.58	1.58
Total from investment operations	1.00	1.38	0.72	0.82	1.81
Distributions to shareholders from
Net investment income	- 0.66	- 0.36	- 0.33	- 0.12	- 0.28
Net asset value, end of period	$ 15.49	$ 15.15	$ 14.13	$ 13.74	$ 13.04
Total return [2]	6.68%	9.85%	5.29%	6.31%	15.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 61,438	$ 76,093	$ 84,060	$ 104,601	$ 114,713
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.52%	0.50%	0.53%	0.90%	0.93%
Expenses excluding waivers/reimbursements and expense reductions	0.52%	0.50%	0.53%	0.90%	0.93%
Net investment income (loss)	2.46%	2.50%	2.22%	1.81%	1.77%
Portfolio turnover rate	105%	52%	78%	128%	145%
1.  Net investment income (loss) per share is based on average shares outstanding during the period. 2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Fundamental Large Cap Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 19.60	$ 17.89	$ 16.56	$ 15.34	$ 11.86
Income from investment operations
Net investment income (loss)	0.25	0.25	0.16	0.20	0.10
Net realized and unrealized gains or losses on investments	1.37	2.02	1.34	1.21	3.47
Total from investment operations	1.62	2.27	1.50	1.41	3.57
Distributions to shareholders from
Net investment income	- 0.22	- 0.24	- 0.17	- 0.19	- 0.09
Net realized gains	- 1.67	- 0.32	0	0	0
Total distributions to shareholders	- 1.89	- 0.56	- 0.17	- 0.19	- 0.09
Net asset value, end of period	$ 19.33	$ 19.60	$ 17.89	$ 16.56	$ 15.34
Total return [1]	8.29%	12.67%	9.01%	9.21%	30.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 90,276	$ 112,413	$ 127,059	$ 94,461	$ 94,239
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.75%	0.74%	0.79%	0.91%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.75%	0.74%	0.79%	0.91%	0.99%
Net investment income (loss)	1.09%	1.19%	0.99%	1.23%	1.18%
Portfolio turnover rate	21%	21%	29%	80%	30%
1.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Growth Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 15.60	$ 14.70	$ 13.80	$ 12.12	$ 8.72
Income from investment operations
Net investment income (loss)	- 0.05 [1]	- 0.08	- 0.09 [1]	- 0.09	- 0.08 [1]
Net realized and unrealized gains or losses on investments	1.63	1.70	0.99	1.77	3.48
Total from investment operations	1.58	1.62	0.90	1.68	3.40
Distributions to shareholders from
Net realized gains	- 3.15	- 0.72	0	0	0
Tax basis return of capital	- 0.01	0	0	0	0
Total distributions to shareholders	- 3.16	- 0.72	0	0	0
Net asset value, end of period	$ 14.02	$ 15.60	$ 14.70	$ 13.80	$ 12.12
Total return [2]	11.05%	11.04%	6.52%	13.86%	38.99%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 71,001	$ 75,079	$ 79,250	$ 24,221	$ 19,855
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.90%	0.88%	0.92%	0.96%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.90%	0.88%	0.92%	0.96%	1.08%
Net investment income (loss)	- 0.32%	- 0.50%	- 0.64%	- 0.74%	- 0.75%
Portfolio turnover rate	112%	101%	142%	81%	118%
1.  Net investment income (loss) per share is based on average shares outstanding during the period. 2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA International Equity Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 16.18	$ 14.31	$ 12.62	$ 10.71	$ 8.24
Income from investment operations
Net investment income (loss)	0.34	0.37	0.19	0.10	0.07 [1]
Net realized and unrealized gains or losses on investments	2.09	2.90	1.82	1.95	2.50
Total from investment operations	2.43	3.27	2.01	2.05	2.57
Distributions to shareholders from
Net investment income	- 0.41	- 0.58	- 0.32	- 0.14	- 0.10
Net realized gains	- 1.36	- 0.82	0	0	0
Total distributions to shareholders	- 1.77	- 1.40	- 0.32	- 0.14	- 0.10
Net asset value, end of period	$ 16.84	$ 16.18	$ 14.31	$ 12.62	$ 10.71
Total return [2]	15.00%	23.16%	16.00%	19.21%	31.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 190,766	$ 175,518	$ 140,564	$ 96,614	$ 70,372
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.63%	0.68%	0.77%	0.96%	1.07%
Expenses excluding waivers/reimbursements and expense reductions	0.63%	0.68%	0.77%	0.96%	1.12%
Net investment income (loss)	2.01%	2.53%	1.64%	0.98%	0.72%
Portfolio turnover rate	58%	74%	61%	65%	132%
1.  Net investment income (loss) per share is based on average shares outstanding during the period. 2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Omega Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 17.80	$ 16.79	$ 16.20	$ 15.11	$ 10.79
Income from investment operations
Net investment income (loss)	0.08	0.05	- 0.01	0.03	- 0.02
Net realized and unrealized gains or losses on investments	2.05	0.96	0.63	1.06	4.34
Total from investment operations	2.13	1.01	0.62	1.09	4.32
Distributions to shareholders from
Net investment income	- 0.11	0	- 0.03	0	0
Net asset value, end of period	$ 19.82	$ 17.80	$ 16.79	$ 16.20	$ 15.11
Total return [1]	11.96%	6.02%	3.85%	7.21%	40.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 67,773	$ 78,068	$ 94,372	$ 119,438	$ 108,348
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.71%	0.70%	0.71%	0.68%	0.72%
Expenses excluding waivers/reimbursements and expense reductions	0.71%	0.70%	0.71%	0.68%	0.72%
Net investment income (loss)	0.32%	0.26%	- 0.09%	0.18%	- 0.20%
Portfolio turnover rate	31%	126%	124%	169%	180%
1.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Special Values Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 17.33	$ 16.13	$ 16.31	$ 13.78	$ 10.65
Income from investment operations
Net investment income (loss)	0.22	0.13	0.16	0.16	0.01
Net realized and unrealized gains or losses on investments	- 1.51	3.33	1.59	2.64	3.13
Total from investment operations	- 1.29	3.46	1.75	2.80	3.14
Distributions to shareholders from
Net investment income	- 0.22	- 0.13	- 0.16	- 0.15	- 0.01
Net realized gains	- 2.23	- 2.13	- 1.77	- 0.12	0
Total distributions to shareholders	- 2.45	- 2.26	- 1.93	- 0.27	- 0.01
Net asset value, end of period	$ 13.59	$ 17.33	$ 16.13	$ 16.31	$ 13.78
Total return [1]	- 7.52%	21.55%	10.76%	20.37%	29.52%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 98,235	$ 111,236	$ 83,784	$ 65,151	$ 46,621
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.96%	0.95%	0.98%	1.00%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.96%	0.95%	0.98%	1.05%	1.14%
Net investment income (loss)	1.44%	0.86%	1.13%	1.20%	0.14%
Portfolio turnover rate	55%	55%	44%	34%	98%
1.  Total return does not reflect charges attributable to your insurance company's separate account.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. A Fund that uses this kind of investment strategy is subject to "Derivatives Risk," which is discussed in the section entitled "Overview of Fund Risks." The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage which is subject to the following risks. Leveraging can exaggerate changes in the Fund's net asset value and performance as well as magnify the risks associated with the underlying securities in which the Fund invests. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses. The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money. Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities. Such investments may subject the Fund to "Interest Rate Risk," "Credit Risk" and/or "Below Investment Grade Bond Risk," each of which is discussed in the section entitled “Overview of Fund Risks." Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include the following: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. VA International Equity Fund invests in foreign securities, which may include foreign currency transactions. Forward currency transactions and “proxy hedging” transactions would represent a maximum of 25% of the Fund's assets. A Fund which uses this kind of investment strategy is subject to "Foreign Currency Transactions Risk" discussed in the section entitled "Overview of Fund Risks." While not a principal investment strategy, VA International Equity Fund and VA Omega Fund may invest in convertible securities. A Fund which uses this kind of investment strategy is subject to "Convertible Securities Risk" discussed in the section entitled "Overview of Fund Risks." Although not a principal investment strategy, VA Omega Fund may purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. While not a principal investment strategy, the VA Omega Fund may invest up to 25% of its assets (however the Fund’s current intention is to invest no more than 15%) in foreign securities. A Fund which uses this kind of investment strategy is subject to "Foreign Investment Risk" discussed in the section entitled "Overview of Fund Risks." Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of this prospectus. Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders. To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:
  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).
While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors. There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI in the section entitled "Policy for Dissemination of Portfolio Holdings."

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.847.5397 to speak to an Evergreen funds service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Lehman Brothers Aggregate Bond Index (LBABI)	The LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.	VA Balanced Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	VA International Equity Fund
Russell 1000® Growth Index (Russell 1000 Growth)	The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.	VA Omega Fund
Russell 1000® Index (Russell 1000)	The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The companies constituting the Russell 3000® represent approximately 98% of the U.S. market.	VA Balanced Fund VA Fundamental Large Cap Fund
Russell 2000® Growth Index (Russell 2000 Growth)	The Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.	VA Growth Fund
Russell 2000® Index (Russell 2000)	The Russell 2000 is an unmanaged market capitalization-weighted index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 8% of the total market capitalization of the Russell 3000® Index. The companies constituting the Russell 3000® represent approximately 98% of the U.S. market.	VA Special Values Fund
Russell 2000® Value Index (Russell 2000 Value)	The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.	VA Special Values Fund
S&P 500® Index (S&P 500)	The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	VA Balanced Fund VA Fundamental Large Cap Fund

Shareholder Services

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  P.O. Box 8400
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  Evergreen Investments
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For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.
For questions or other information, or to request a copy, without charge, of any of these documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' SAI and their most recent Annual and Semi-annual Reports are not available at EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.
  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
  200 Berkeley Street, Boston, MA 02116-5034.
  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007. VA Hartford A RV8 (5/08)

  SEC File No.: 811-08716
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034